UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Address of Principal Executive Offices)                  (Zip Code)

Summit Services, Inc.

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP,

312 Walnut Street, Suite 1400

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-Annual Report

StockCar Stocks Index Fund

March 31, 2005

StockCar Stocks Index Fund

Shareholder letter 3-31-05

The running of the bulls!

      Wall Street is a long way from Pamplona in northern Spain, but the two cities share one feature  -  neither is a place for the faint-of-heart.  In 2004, U. S. stock markets staged their own version of the “running of the bulls”.  For the first time since 1999, stocks registered back-to-back yearly gains, with all four major indices posting gains.  The Standard & Poor 500-Stock Index, the Fund’s benchmark, climbed 8.99%.  A weaker dollar was good for foreign stocks, too.  After three years of falling prices, equity markets around the world posted gains.  Measured-in local currencies, stocks in thirty-three countries rose and, for U. S. investors, those returns would have been enhanced when converted to dollars.

     In the first half of the Fund’s fiscal year, stocks have been up-and-down.  Markets rose in the December quarter, but have  drifted lower since January.  The ongoing war in Iraq and its costs, natural disasters, and the long-standing Israeli-Palestinian struggle put a damper on investor spirits.  Add worries about nuclear arms programs in Iran and North Korea, more interest rate hikes by the Federal Reserve, and an uneven economic recovery, and it’s little wonder that stock prices have lagged recently.  Overall, though, performance has been positive, with the broad-based S&P 500 chalking-up a gain of 5.92% from September 30 to March 31.

     Against this backdrop, shares of your Fund continued their recent out-performance.  The Fund’s Net Asset Value gained 15.18% for the September 2004 fiscal year, a nice move compared-to the 13.87% advance of the S&P 500 in the same period.  For the latest six months, our NAV increased 7.91%, once-again topping the S&P 500, which was up 5.92%.  A longer-term comparison shows similar superior performance, with the Fund chalking-up an average annual increase of 5.58% for the five years ended September 2004, compared-to (1.30%) for the S&P.  Keeping-in-mind, too, that transaction costs, timing of cash flows and fund expenses have a negative impact on Fund performance, the longer-term record is even-more impressive.

Racing under the yellow flag!

     Whenever there’s trouble on a racetrack, the yellow flag comes out and drivers line-up behind the pace car, circling the track at a “leisurely” pace while the track is cleared-of debris or whatever else may have caused the problem.  “Yellow flag racing” may be an apt description of the way the economy and financial markets fared in 2004 and so-far in 2005.  With stocks having finished last year on a high note and having recorded consecutive yearly gains for the first time since the heady days of the late 1990’s, the question many investors are asking is whether they can make it three in a row.  That’s a far cry from January 2003 when most folks were wondering “are we close-to the bottom?”

     In-part, the December quarter rebound could be attributed-to the lifting of storm clouds that had troubled investors earlier.  The bear market in stocks started to fade a little from investor memories, replaced-by cautious optimism.  The realization that, as was true following World War II and Korea, the U. S. will likely be in Iraq for the foreseeable future, began to take hold.  On a positive note, early estimates that GDP rose 3.1% in the January-March quarter recent data suggest that the economy continues on an upward path, despite sharply-higher energy prices.  According to Federal Reserve Bank data, labor market conditions are gradually improving.  Even the weaker dollar and the sharp increase in the twin deficits (budget and trade) have failed to dampen investor spirits.

     One major reason for this optimism has been that interest rates have remained remarkably low despite eight increases in the Fed’s overnight lending rate.  The central bank recently noted that, despite higher crude oil prices, the underlying “core rate” of consumer price inflation has so-far stayed relatively-low, which has helped keep longer-term interest rates in-check   -  the yield on the 10-year Treasury actually declined slightly over the past year.  While conditions might-well change, Fed policy remains “accommodative” and its rate hikes have been well-telegraphed to financial markets.  All this has helped ease investor worries that higher interest rates will put a damper on consumer spending.

     Last, but certainly not least, intangible factors helped.  The end-of a long and sometimes divisive Presidential campaign provided a psychological boost to the markets.  Clearly, much-of Wall Street was cheered-by the re-election of President Bush and, with Republicans holding sway in both Houses of Congress, enacting Administration legislative initiatives may prove somewhat easier.

The points race!

     With the market rebounding, it would be surprising if Fund stocks did not also perform well.  Of the forty-eight stocks that the Fund has owned in both 2004-05, thirty-three were up during the first half-year.  The average stock rose 6.08%  -  the median change (half higher, half lower) was nearer a 7% gain.  Racing ahead 75.6%, Sirius Satellite Radio was first across the finish line.  Satellite radio has boomed since XM Satellite Radio’s launch four years ago.  Sirius shares took-off in the late-2004 on news that “shock jock” Howard Stern had signed-on and that Mel Karmazin (formerly head at Viacom) would take-over as CEO.  Its subscriber base increased, and Sirius won the right to carry NASCAR race broadcasts beginning-in 2007  -  there are rumors the starting date may be accelerated.

     Advance Auto Parts (up 46.7%) took runner-up honors, and Sunoco, Inc.  finished third, with an increase of 39.9%. Despite the impact of higher gasoline prices, Advance Auto Parts posted solid same-store sales growth and sharply higher earnings, leading it to boost its full-year 2005 profit outlook.  Sunoco benefited from higher earnings in its chemical division and, while refinery margins have been squeezed-by higher crude oil costs, they remain well-above historic norms.

     CSK Auto (up 32.5%) and Action Performance Companies (up 30.6%) rounded-out the top 5.  Like Advance Auto, CSK chalked-up improving results.  Operating margins have increased, losses have been cut, and rising free cash has enabled the company to reduce outstanding debt.  Action Performance’s stock price run-up in late-2004-early 2005 appears an anomaly, given recent disappointing results.  Soft sales and excess inventories have led Action to announce a restructuring initiative and to suspend the dividend, making clear that crashes are not restricted-to the racetrack. .

     Given soft new car sales and the recent downgrading of Ford and General Motors debt issues, it is no surprise that three of our five worst performing stocks are auto-related  -  Delphi Corp., GM, and Ford.  News Corp. and Radio Shack were the remaining laggards.

NASCAR news!

     As is well-known, last year’s racing season saw two major changes.  After 33 years, RJ Reynolds bowed-out as sponsor of NASCAR’s premier racing series, the Winston Cup.  “New age” sponsor wireless services provider Nextel Communications took-over.  On the track, the format for selecting the top driver also changed.  Under the former system, a driver’s finish in every race earned points and, at season-end, the driver with the highest point total was declared the champion.  In 2004, NASCAR did what many other sports have done, dividing the series into a “regular” season and a “playoff”.  The first 26 races became the qualifying round, with only the top ten drivers making the final cut.  Despite initial reservations by some in the sport, the changes appear to have been successful.

     After Winston’s decades-long sponsorship, Nextel Cup didn’t immediately roll-off everyone’s tongue but, by season’s end, it did not seem as-strange.  The “playoffs” to determine the top driver also seemed to work, with the outcome remaining in-doubt until the very-last race.  Nothing so-dramatic is in-store this year.  As normally happens, some sponsors left the sport, to be replaced by new relationships.  When that occurs, both the StockCar Stocks Index and the Fund are re-balanced to reflect the changes.  Following the 2004 racing season, Electronic Arts and Time Warner ended their sponsorships and were, accordingly, removed-from the Index and the portfolio.  New to the Index and the Fund for 2005 are air-freight carrier Federal Express (NYSE – FDX) and XM Satellite Radio (NASDAQ – XMSR).  Sponsorships for at-least two Cup races are currently the subject of negotiations which, if finalized, could mean more stocks being added-to the Index and the Fund as the year progresses.

The outlook!

     It is a new year and the Nextel Cup racing season is off-to a “robust” start” (to use a term much-in-favor in political circles).  NASCAR could scarcely have scripted a more-auspicious beginning to the season than the Daytona 500, with the winner being very-much in-doubt until the final three laps.  Race fans can hope that the remaining races will be as-thrilling.  TV ratings for the latest races easily topped those of 2004.  Investors likewise hope that 2005 will be as-rewarding as last year.  Despite a few worries, the consensus viewpoint is that the economy and stocks will both turn-in further moderate gains.

     When the Fed’s Open Market Committee raised the Funds rate in May by an additional 25 basis points (it now stands at 3%), the central bank’s statement was nearly-identical to earlier releases.  It said that “the stance of monetary policy remains accommodative” and, coupled with robust underlying productivity gains, is providing ongoing support to economic activity.  Output seems to growing moderately despite higher energy costs, and both near- and longer-term inflation expectations “remain well-contained”.  The FOMC said that it perceives upside and downside risks to growth and price stability to be roughly equal.  If that proves to be the case, the Fed suggests that it will continue its recent “measured” rate increases

     Other issues that could dampen sentiment are well-known.  Most (Iraq, the Middle East, budget and trade deficits, risk levels, Iran and North Korea) have been concerns for quite some time, and investors seem to have taken them into account.  What remains to be seen is whether other factors will spew oil on the track.  If, for whatever reason, the Fed were to raise rates by 50 basis points, for example, yields on longer-term issues might also rise, perhaps impacting auto and housing markets.  If the pace of corporate earnings growth slows, the potential for further gains in stock prices may be muted, particularly if interest rates provide some meaningful alternative.

     That said, the idea that this is a maturing, narrowing market that won’t spread its rewards as broadly as it did in the recent past hardly qualifies as breaking news.  Its selective nature is evident from recent news-driven moves in drugs, oil, and technology stocks.  That the broad market has weathered those storms is encouraging.  Too, investor sentiment does not seem to have gone from confident to complacent, so any good news might give stocks a shot-in-the-arm

     As has been true from inception, the Fund’s diversified portfolio of solid companies and its buy/hold approach should stand it in good stead.  Turnover among companies with NASCAR relationships remains low, as it does for the portfolio.  We remain persuaded that investors with a long-term perspective will benefit from this disciplined approach to investing and from the continued growth of the economy and Nextel Cup racing.

Robert T. Carter, CFA

Portfolio Manager

STOCKCAR STOCKS INDEX FUND

ALLOCATION OF NET ASSETS (UNAUDITED)

15 %
10 %
5 %
0 %
5.72 %
4.48 %
3.92 %
3.34 %
6.01 %
5.51 %
1.74 %
6.50 %
13.98 %
1.95 %
1.52 %
3.86 %
1.93 %
3.67 %
7.22 %
2.05 %
1.91 %
3.74 %
5.44 %
6.23 %
2.24 %
2.33 %
4.71 %
Amusement And Recreation Services
Automotive Dealers And Gasoline Service Stations
Building Materials, Hardware And Garden Supply
Business Services
Chemicals And Allied Products
Communications
Depository Institutions
Electronic And Other Electrical Equipment, Except Computers
Food And Kindred Products
General Merchandise Stores
Home Furniture, Furnishings And Equipment Stores
Industrial And Commercial Machinery And Computer Equipment
Lumber And Wood Products, Except Furniture
Motor Freight Transportation And Warehousing
Petroleum Refining And Related Industries
Photographic Equipment And Supplies
Printing, Publishing, And Allied Industries
Rubber And Miscellaneous Products
Transportation Equipment
Transportation Equipment
Unit Investment Trust
Wholesale Trade - Non-Durable Goods
Other Assets, Less Liabilities

STOCKCAR STOCKS INDEX FUND

SCHEDULE OF INVESTMENTS

March 31, 2005 (Unaudited)

NUMBER OF SHARES		MARKET VALUE

COMMON STOCKS (93.05%)
AMUSEMENT AND RECREATION SERVICES (5.72%)
20,500	Dover Motorsports, Inc.	$ 103,525
2,225	International Speedway Corp. - Class A	120,706
3,000	Speedway Motorsports, Inc.	107,100
		331,331
AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS (4.48%)
2,700	Advance Auto Parts, Inc. (a)	136,215
7,000	CSK Auto Corporation (a)	123,550
		259,765
BUILDING MATERIALS, HARDWARE AND GARDEN SUPPLY (3.92%)
2,850	The Home Depot, Inc.	108,984
2,075	Lowe's Companies, Inc.	118,462
		227,446
BUSINESS SERVICES (3.34%)
4,700	Aaron Rents, Inc.	94,000
9,500	United Online, Inc. (a)	99,465
		193,465
CHEMICALS AND ALLIED PRODUCTS (6.01%)
2,425	E.I du Pont de Nemours and Co.	124,257
4,400	Pfizer, Inc.	115,588
2,050	The Procter & Gamble Co. (Tide)	108,650
		348,495
COMMUNICATIONS (5.51%)
2,000	ALLTELL Corp.	109,700
2,115	Bell South Corp.	55,603
3,500	Nextel Communications, Inc. - Class A (a)	99,470
2,300	SBC Communications, Inc.	54,487
		319,260
DEPOSITORY INSTITUTIONS (1.74%)
4,100	MBNA Corp.	100,655

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (6.50%)
3,225	General Electric Co. (NBC)	116,293
10,250	Infineon Technologies AG - ADR (b)	97,887
15,425	Sirius Satellite Radio, Inc. (a)	86,689
2,400	XM Satellite Radio Holdings, Inc.	75,912
		376,781
FOOD AND KINDRED PRODUCTS (13.98%)
2,325	Anheuser-Busch Companies, Inc.	110,182
2,850	The Coca-Cola Co.	118,759
4,000	ConAgra Foods, Inc.	108,080
2,400	General Mills, Inc. (Cheerios)	117,960
1,550	Molson Coors Brewing Co.	119,613
2,625	Kellog Co.	113,584
2,300	PepsiCo, Inc.	121,969
		810,147
GENERAL MERCHANDISE STORES (1.95%)
2,265	Target Corp.	113,295

HOME FURNITURE, FURNISHINGS AND EQUIPMENT STORES (1.52%)
3,600	RadioShack Corp.	88,200

INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT (3.86%)
1,325	The Black & Decker Corp.	104,662
1,300	Caterpillar, Inc.	118,872
		223,534
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (1.93%)
3,150	Georgia-Pacific Corp.	111,793

MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (3.67%)
1,200	Fedex Corporation	112,740
1,375	United Parcel Service, Inc. - Class B	100,018
		212,758
PETROLEUM REFINING AND RELATED INDUSTRIES (7.22%)
2,250	Chevron Texaco Corp.	131,197
2,300	Exxon Mobile Corp.	137,080
1,450	Sunoco, Inc.	150,104
		418,381
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (2.05%)
3,650	Eastman Kodak Co.	118,807

PRINTING, PUBLISHING, AND ALLIED INDUSTRIES (1.91%)
6,300	The News Corporation Ltd. - ADR (b)	110,943

RUBBER AND MISCELLANEOUS PRODUCTS (3.74%)
8,025	The Goodyear Tire & Rubber Co. (a)	107,134
5,000	Newell Rubbermaid, Inc.	109,700
		216,834
TRANSPORTATION EQUIPMENT (5.44%)
2,450	DaimlerChrysler AG (c)	109,564
13,000	Delphia Corp.	58,240
7,850	Ford Motor Co.	88,940
2,000	General Motors Corp.	58,780
		315,524
TRANSPORTATION EQUIPMENT (6.23%)
9,250	Action Performance Companies, Inc.	122,377
2,675	Genuine Parts Co. (NAPA)	116,336
3,600	RC2 Corp. (a)	122,400
		361,113
WHOLESALE TRADE - NON-DURABLE GOODS (2.33%)
2,000	Ashland, Inc. (Valvoline)	134,940

	TOTAL COMMON STOCK (cost $4,817,225)	5,393,467

UNIT INVESTMENT TRUST (2.24%)
1,100	Standard & Poors Depository Receipts	129,822

SHORT-TERM INVESTMENTS (4.90%)
283,782	First Amer Prime Obligation Fund Class Y 2.11% (d)	283,782

	TOTAL INVESTMENTS (cost $5,230,081)	5,807,071

	Liabilities in excess of other Assets -.18%	(10,664)

	Net Assets	$ 5,796,407

(a) Non-Income producing securities
(b) ADR - American Depositary Receipts
(c) Foreign Security or U.S. security of a foreign company
(d) Variable Rate Security. The rate shown is the rate in effect on March 31, 2005

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$ 5,807,071
(Cost $ 5,230,081)
Receivables:
Dividends and Interest	4,943
Receivable from Adviser	4,153
Total Assets	5,816,167
Liabilities:
Accrued Expenses	14,339
Administrative Fees	1,994
Transfer Agent Fees	3,427
Total Liabilities	19,760
Net Assets	$ 5,796,407
Net Assets Consist of:
Paid In Capital	5,164,110
Accumulated Undistributed Net Investment Income	224
Accumulated Undistributed Realized Gain on Investments - Net	55,083
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	576,990
Net Assets, for 274,220 Shares Outstanding	$ 5,796,407
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price and Redemption Price
Per Share ($5,796,407/274,220 shares)	$ 21.14

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF OPERATIONS

For the six months ended March 31, 2005 (Unaudited)

Investment Income:
Dividends (Net of $156 taxes withheld)	$41,303
Interest	3,388
Total Investment Income	44,691
Expenses:
Management Fees	18,678
Transfer Agent & Fund Accounting Fees	22,604
Administrative Fees	11,498
Legal Fees	7,330
Audit Fees	6,750
Registration and Blue Sky Fees	3,676
Printing & Mailing Fees	3,092
Custodial Fees	1,456
Miscellaneous Expenses	1,346
Insurance Expense	1,001
Total Expenses	77,431
Less Expense Reductions and Reimbursements	(34,329)
Net Expenses	43,102

Net Investment Income	1,589

Realized and Unrealized Gain on Investments:
Realized Gain on Investment Securities	326,181
Change in Unrealized Appreciation on Investment Securities	100,646
Net Realized and Unrealized Gain on Investments	426,827

Net Increase in Net Assets from Operations	$ 428,416

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended March 31, 2005 (unaudited) and for the year ended September 30, 2004

	(Unaudited)
	2005	2004
From Operations:
Net Investment Loss	$ 1,589	$ 1,739
Net Realized Gain (Loss) on Investment Securities	326,181	127,188
Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	100,646	631,924
Increase (Decrease) in Net Assets from Operations	428,416	760,851

From Distributions to Shareholders:
Net Investment Income	(3,075)	(26,464)
Net Realized Gain from Security Transactions	0	0
Change in Net Assets from Distributions	(3,075)	(26,464)

From Capital Share Transactions:
Proceeds From Sale of Shares	287,238	304,783
Redemption Fees	0	135
Shares Issued on Reinvestment of Distributions	3,028	26,023
Cost of Shares Redeemed	(354,565)	(718,245)
Net Increase (Decrease) from Shareholder Activity	(64,299)	(387,304)

Net Increase (Decrease) in Net Assets	361,042	347,083

Net Assets at Beginning of Period	5,435,365	5,088,282
Net Assets at End of Period (including accumulated undistributed net investment
income of $224 and $1,710, respectively)	$ 5,796,407	$ 5,435,365

Share Transactions:
Issued	13,434	15,975
Reinvested	137	1,408
Redeemed	(16,612)	(37,669)
Net increase (decrease) in shares	(3,041)	(20,286)
Shares outstanding beginning of period	277,261	297,547
Shares outstanding end of period	274,220	277,261

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

FINANCIAL HIGHLIGHTS

	(Unaudited)
	Six month
	period ended		September 30
	2005		2004	2003	2002		2001	2000
Net Asset Value Per Share, Beginning of Period	$ 19.60		$ 17.10	$ 16.67	$ 17.36		$ 17.52	$ 17.84
Income From Investment Operations:
Net Investment Income	0.01		0.01	0.09	0.03		0.08	0.12
Net Gains or Losses on Securities (realized and unrealized)	1.54		2.58	2.12	(0.68)		0.71	(0.34)
Total from Investment Operations	1.55		2.59	2.21	(0.65)		0.79	(0.22)

Distributions:
Dividends From Net Investment Income	(0.01)		(0.09)	0.00	(0.04)		(0.15)	(0.03)
Net Realized Gains	0.00		0.00	(1.78)	0.00		(0.80)	(0.07)
Total from Distributions	(0.01)		(0.09)	(1.78)	(0.04)		(0.95)	(0.10)

Net Asset Value Per Share, End of Period	$ 21.14		$ 19.60	$ 17.10	$ 16.67		$ 17.36	$ 17.52
Total Return	7.91%	(c)	15.18%	14.49%	(3.77)%		4.69%	(1.24)%

Ratios/Supplemental Data:
Net Assets - End of Period (Thousands)	5,796		5,435	5,088	4,820		4,776	4,756	(b)
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	2.69%	(d)	4.44%	5.15%	5.15%	(a)	4.62%	2.62%
After Expense Reimbursement	1.50%	(d)	1.50%	1.50%	1.50%		1.50%	1.44%
Ratio of Net Investment Income to Average Net Assets	0.20%	(d)	0.03%	0.57%	0.17%		0.41%	0.66%
Portfolio Turnover Rate	28%		14%	23%	40%		36%	37%

(a) Includes 1.10% of income tax expense on net investment income and penalties which were reimbursed by the Adviser.
(b) Includes Net Assets of the Adviser Class that was closed during the 2001 fiscal year.
(c) Total Return for a period of less than one year is not annualized
(d) Annualized

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

March 31, 2005 (Unaudited)

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 51 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on stock exchanges or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price.    Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends and distributions to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Summit Wealth Management, Inc. (the “Adviser”) or the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY

Investment Advisory Agreement

Summit  Wealth  Management,  Inc.,  (the  "Adviser")  provides investment advice  and,  in  general,  supervises the Company's management and  investment program.  The Adviser became the investment adviser to the Fund on October 29, 2004.   Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions.  The Adviser currently manages in excess of $100 million.   The Fund's current portfolio manager has joined the Adviser and will continue to manage the Fund.

The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser.  The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law.

For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the six months ended March 31, 2005 were $16,137. From October 29, 2004  through  October  29, 2006, the  Adviser  and  the  Fund's administrator have contractually agreed to waive fees and/or reimburse the  Fund  for  expenses it incurs, but only to the extent necessary to maintain the Fund's total  operating  expenses  (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's  average  daily net assets for that period.  The Adviser waived fees of $18,678 and reimbursed expenses of $15,651 for the six months ended March 31, 2005. The Adviser may recover any waived fees or reimbursed  operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation.

Prior to October 29, 2004 40|86 Advisors, Inc. provided Investment Advisory services to the company. For its services, 40|86 Advisors, Inc. received an annual fee of 0.65% of the Fund's average daily net assets.  Total fees incurred for such services for the period of October 1, 2004 to October 29, 2004 were $2,541.

The Fund may receive credits from its custodian based on cash held by the Fund at the custodian.  These credits may be used to reduce the custody fees payable by the Fund.  In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

The Administrator

Summit Services, Inc. (the "Administrator"), an affiliate of Summit, serves as the Fund's administrator and receives compensation from the Company pursuant to an Administration Agreement dated as of October 29, 2004.    Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the six months ended March 31, 2005 were $9,649. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.

Prior to October 29, 2004, Conseco Services, LLC. provided administrative services to the Fund. For its services, Conseco Services, LLC. received  a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. Total fees incurred for such services for the period of October 1, 2004 to October 29, 2004 were $1,849. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB  holds  all securities and cash of the Fund, delivers and receives  payment for securities  sold,  receives  and  pays  for  securities purchased, collects income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the six months ended March 31, 2005, MSS earned $22,604 for fund accounting and transfer agency services.  At March 31, 2005, the Fund owed $3,427 to MSS.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $762,646 and $1,002,707, respectively, for the six months ended March 31, 2005. There were no purchases or sales of U.S. Government Securities.

5. FEDERAL INCOME TAXES

The Fund intends to utilize provisions of the federal income laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2004, the Fund had a net capital loss carryovers of $266,846 that expire between September 30, 2011 and September 30, 2012.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$4,864,430
Gross unrealized appreciation	1,006,922
Gross unrealized depreciation	(534,830)
Net unrealized appreciation	472,092
Undistributed ordinary income	1,710
Undistributed long-term capital gain	—
Total distributable earnings	1,710
Other accumulated gains/(losses)	(266,846)
Total accumulated earnings/(losses)	206,956

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended September 30, 2004 and 2003, were as follows:

	2004	2003
Ordinary income	$26,464	$508,213

6.   CHANGE IN REGISTERED INDEPENDENT ACCOUNTING FIRM

On November 22, 2004, PricewaterhouseCoopers LLP declined to stand for re-election as the independent registered public accounting firm for StockCar Stocks Index Fund.  The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  During the two most recent fiscal years and through November 22, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On March 3, 2005, the Fund by action of its Board of Trustees, upon approval of the Fund’s shareholders, approved the engagement of Briggs, Bunting & Dougherty, LLP., Inc. as the independent auditors to audit the Fund’s financial statements for the fiscal year ending September 30, 2005.  During the fiscal years ended September 30, 1999 to September 30, 2004 the Registrant has not consulted with Briggs, Bunting & Dougherty, LLP., Inc. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Briggs, Bunting & Dougherty, LLP, Inc. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue;  or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K,  or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Stockcar Stocks Index Fund

EXPENSE EXAMPLE

March 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/04 - 3/31/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 10/1/2004	Ending Account Value 3/31/2005	Expenses Paid During Period 10/1/2004 – 3/31/2005 *
Actual	$1,000	$1,079.13	$7.78
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Stockcar Stocks Index Fund

Additional Information

March 31, 2005

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2004, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 2, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/Allan Westcott

President

Date June 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Allan Westcott

President

Date June 8, 2005

By /s/Angelo Alleca

Treasurer

Date June 8, 2005